NUMBER

21

SERIES A PREFERRED STOCK

SHARES

EDGEWATER FOODS INTERNATIONAL, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

PAR VALUE $0.001
SERIES A PREFERRED STOCK

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE SERIES A PREFERRED STOCK PAR VALUE OF $0.001 EACH OF

EDGEWATER FOODS INTERNATIONAL, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

Countersigned and Registered:

CORPORATE OFFICER

By

Empire Stock Transfer Inc.
Transfer Agent

Authorized Signature

EDGEWATER FOODS INTERNATIONAL, INC. CORPORATE Seal NEVADA

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM (TIC) - as tenants in common
TEN ENT - as tenants by the entireies
JT TEN (J/T) - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN (TRANS) ACT ________ Custodian ________
(UGMA) (UTMA) (Cust) (Minor)
under Uniform Gifts (Transfer) to Minors
Act ________________
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received ______________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR SOME OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

____

____

____ *Shares*

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and

appoint ______________________________________ *Attorney*

to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ________________

X ______________________________

SIGNATURE GUARANTEE
(BY BANK, BROKER, CORPORATE OFFICER)

NOTICE: THE SIGNATURE TO THIS AGREEMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.